UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2004

GXS Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	333-106143	35-2181508

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Edison Park Drive, Gaithersburg, MD	20878

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(301) 340-4000

Item 5. Other Events.

     On June 8, 2004, Global eXchange Services, Inc. issued the press release attached hereto as Exhibit 99.1 announcing a restructuring as described in the press release. The press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

99.1 Press Release, issued June 8, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GXS Corporation

By:	/s/	Bruce E. Hunter

	Name:	Bruce E. Hunter
	Title:	Senior Vice President, General Counsel and Secretary

Date: June 8, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, issued June 8, 2004.